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                              FOURTH WAIVER LETTER
                                                            As of March 31, 2004
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
ABFS Balapointe, Inc.                          American Business Financial Services, Inc.

American Business Credit, Inc.                 HomeAmerican Credit, Inc., d/b/a Upland Mortgage

American Business Mortgage Services, Inc.      JPMorgan Chase Bank, as Indenture Trustee

ABFS Mortgage Loan Warehouse Trust 2003-1
c/o Wilmington Trust Company
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              Re: ABFS Mortgage Loan Warehouse Trust 2003-1

         Reference is made to (i) that certain Sale and Servicing Agreement, dated as of September 22, 2003 (the "Sale and Servicing Agreement"), among ABFS Balapointe, Inc, as depositor (the "Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS"), and American Business Credit, Inc. ("ABC"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee") and JPMorgan Chase Bank, as collateral agent (the "Collateral Agent"); (ii) that certain Indenture, dated as of September 22, 2003 (the "Indenture"), between the Trust and the Indenture Trustee; (iii) that certain Waiver Letter, dated as of October 8, 2003 (the "First Waiver Letter"), by JPMorgan Chase Bank, as note purchaser (the "Note Purchaser"); (iv) that certain Second Waiver Letter, dated as of October 31, 2003 (the "Second Waiver Letter"), by the Note Purchaser; and (v) that certain Third Waiver Letter, dated as of December 31, 2003 (the "Third Waiver Letter"). Capitalized terms used herein but not defined herein shall have the meanings given in Appendix I to the Sale and Servicing Agreement and the Indenture ("Appendix I").

         The undersigned, as Note Purchaser and 100% Noteholder under the Sale and Servicing Agreement and the Indenture, as applicable, hereby waives the failure by the Sponsor and its Subsidiaries and Affiliates, as applicable, to comply on March 31, 2004 with the terms of clause (ii) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of a GAAP Net Worth of $32,000,000; provided, that such waiver is granted in return for the Sponsor's agreement to maintain a positive GAAP Net Worth for the period ending March 31, 2004.

         This waiver letter (the "Fourth Waiver Letter"), contains the entire agreement relating to the subject matter hereof between the parties and supersedes any prior oral or written agreement between the parties and shall not be deemed to constitute a waiver as to any other transaction or occurrence.

         Except as expressly provided herein, all provisions, terms and conditions, covenants and representations and warranties of the Sale and Servicing Agreement, the Indenture and the Credit Agreement remain in full force and effect.



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         IN WITNESS WHEREOF, the Note Purchaser has signed this Fourth Waiver
Letter as of the date set forth above.




                                          JPMORGAN CHASE BANK, as Note
                                          Purchaser, 100% Noteholder and Lender

                                             By: /s/ Michael W. Nicholson
                                                 ------------------------------
                                                   Name:  Michael W. Nicholson
                                                   Title: Senior Vice President